File No. 33-84546
                                             Filed Pursuant to Rule 497(e) under
                                                      the Securities Act of 1933


PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO
--------------------------------------------------------------------------------
A portfolio of Pioneer Variable Contracts Trust






                                                         Class II Shares


                                                        Prospectus, May 1, 2011
                                                      (as revised July 8, 2011)

CONTENTS
--------------------------------------------------------------------------------

Portfolio summary......................................  1
More on the portfolio's investment objectives
and strategies.........................................  9
More on the risks of investing in the portfolio........ 16
Management............................................. 24
Pricing of shares...................................... 26
Shareholder information................................ 28
Distributions and taxes................................ 31
Financial highlights................................... 32

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus

[GRAPHIC APPEARS HERE]





is accurate or complete. Any representation to the contrary is a crime.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Portfolio summary

INVESTMENT OBJECTIVES
Long-term capital growth and current income.


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. YOUR COSTS WOULD BE HIGHER IF FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION WERE INCLUDED. Please consult your insurance company's separate account prospectus or disclosure document for more information.


ANNUAL PORTFOLIO OPERATING EXPENSES PAID
(expenses that you pay each year as a percentage of the value of your investment)          CLASS II
------------------------------------------------------------------------------------------ ---------
Management Fees                                                                               0.17%
------------------------------------------------------------------------------------------    -----
Distribution and Service (12b-1) Fees                                                         0.25%
------------------------------------------------------------------------------------------    -----
Other Expenses                                                                                0.09%
------------------------------------------------------------------------------------------    -----
Acquired Fund Fees and Expenses /1/                                                           0.78%
------------------------------------------------------------------------------------------    -----
Total Annual Portfolio Operating Expenses Plus Acquired Fund Fees and Expenses /1/            1.29%
------------------------------------------------------------------------------------------    -----
Fee Waiver and Expense Reimbursement /2/                                                     -0.03%
------------------------------------------------------------------------------------------    -----
Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement Plus     1.26%
------------------------------------------------------------------------------------------    -----
  Acquired Fund Fees and Expenses1,2
------------------------------------------------------------------------------------------

1 Total annual portfolio operating expenses in the table, before and after fee waiver and expense reimbursement, may be higher than the corresponding ratios of expenses to average net assets shown in the "Financial
   Highlights" section, which do not include acquired fund fees and expenses.

2 The portfolio's investment adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 0.48% of the average daily net assets attributable to Class II shares. Acquired fund fees and expenses are not included in the expense limitation noted above. This expense limitation is in effect through May 1, 2012. There can be no assurance that the adviser will extend the expense limitation beyond such time. While in effect, the arrangement may be terminated only by agreement of the adviser and the Board of Trustees. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.


EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:



             NUMBER OF YEARS YOU OWN YOUR
                        SHARES
             (WITH OR WITHOUT REDEMPTION)
           ---------------------------------
              1       3       5        10
           ------- ------- ------- ---------
Class II   $128    $406    $705    $1,554
---------- ----    ----    ----    ------

PORTFOLIO TURNOVER
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 10% of the average value of the portfolio.

Portfolio summary

PRINCIPAL INVESTMENT STRATEGIES
The portfolio is a "fund of funds." The portfolio seeks to achieve its investment objective by investing in other funds ("underlying funds" or "acquired funds") rather than direct positions in securities. The underlying funds have their own investment objectives and principal investment strategies and invest in a variety of U.S. and foreign equity, debt and money market securities. Equity securities in which underlying funds invest include common stocks, preferred stocks, debt convertible to equity securities, and equity securities with common stock characteristics such as real estate investment trusts, and exchange-traded funds that invest primarily in equity securities. Debt securities in which underlying funds may invest include U.S. government securities, debt securities of corporate and other issuers, mortgage- and asset backed securities and short term debt securities. Underlying funds also may use derivatives, such as credit default swaps. The underlying funds may lend portfolio securities in their portfolios to earn additional income. The underlying funds may lend up to 33 1/3% of their total assets. Any income realized through securities lending may help portfolio performance.

Because this is a moderate allocation portfolio, the portfolio's assets will be invested in equity and fixed income funds, although a portion of its assets will be invested in cash, cash equivalents, or in money market funds. Under normal circumstances, the portfolio expects to invest its assets among asset classes in the following ranges. The portfolio's investment adviser may change these allocation ranges from time to time without the approval of or notice to shareholders. The fixed income fund allocation includes the portfolio's investments in cash, cash equivalents and money market funds.


INVESTMENT STRATEGIES/ASSET CLASS TARGETS



                                                       EQUITY FUND   FIXED INCOME FUND  ALTERNATIVES/COMMODITIES
                                                        ALLOCATION          ALLOCATION                ALLOCATION
                                                     ------------- ------------------- -------------------------
Pioneer Ibbotson Moderate Allocation VCT Portfolio        50-70%              30-50%                       0-4%
----------------------------------------------------       -----               -----                        ---

The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term. The subadviser, subject to the investment adviser's supervision, allocates the portfolio's assets among the underlying funds using a two-step process. First, the subadviser seeks to develop an optimal model allocation among underlying funds in different asset classes using an analysis that looks at forecast returns, standard deviations in historical returns and the correlation of the performance of different asset classes. The subadviser then invests the assets in underlying funds that invest in those asset classes. The subadviser's analysis in selecting and weighting the underlying funds is based on quantitative and qualitative measures. Periodically, the subadviser may recommend the rebalancing of the portfolio's assets among asset classes and underlying funds. Decisions to sell shares of the underlying funds are made for cash flow purposes, as a result of periodic rebalancing of the portfolio's portfolio holdings, or as an adjustment to the portfolio's target allocation.

From time to time the portfolio's investment adviser may select new or different underlying funds other than those listed in the prospectus without prior approval or notice to shareholders.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives. Following is a summary description of principal risks of investing in the portfolio.

For purposes of this section, "the portfolio" means the portfolio or, where applicable, an underlying fund.

MARKET RISK. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. In response to the crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time. The portfolio may experience a substantial or complete loss on any individual security.

FUND OF FUNDS STRUCTURE AND LAYERING OF FEES. Each of the underlying funds has its own investment risks that can affect the value of the underlying funds' shares and therefore the net asset value of the portfolio. In addition to the portfolio's operating expenses, the portfolio indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the portfolio entails more direct and indirect expenses than a direct investment in the underlying funds. Also, one underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. If you are a taxable shareholder, you may receive taxable gains from portfolio transactions by the underlying funds and from the portfolio's transactions in shares of the underlying funds.

ALLOCATION RISK. The subadviser's evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds within the allocation model, may prove to be incorrect. To the extent that the portfolio invests a significant percentage of its assets in any one underlying fund, the portfolio will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result.

ASSET CLASS VARIATION RISK. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the portfolio's assets invested in various underlying funds, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target asset allocation for that asset class.

RISK OF INCREASE IN EXPENSES. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


PRINCIPAL RISKS OF INVESTING IN THE UNDERLYING FUNDS
 RISKS OF EQUITY INVESTMENTS. Equity securities are more volatile and carry more risks than some other forms of investment. Risks of investing in underlying equity funds may include:

   VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

   GROWTH STYLE RISK. The portfolio's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

   SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

Portfolio summary

   RISKS OF INVESTMENTS IN REITS. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

   SECURITIES LENDING RISK. When lending securities in its portfolio, the portfolio will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. Securities lending is also subject to the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the portfolio is unable to recall a security in time to exercise voting rights or sell the security.

     RISKS OF FIXED INCOME INVESTMENTS. Risks of investing in underlying fixed income funds may include:

   INTEREST RATE RISK. Interest rates may go up, causing the value of the portfolio's investments to decline (this risk may be greater for securities with longer maturities).

   CREDIT RISK. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Junk bonds have a higher risk of default or are already in default and are considered speculative.

   PREPAYMENT OR CALL RISK. During periods of declining interest rates, the issuer of a security (or borrowers in a pool of loans) may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. The portfolio also may lose any premium it paid on the security.

   EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

   U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie
   Mac) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

   MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

   RISKS OF SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

   HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

   RISKS OF INVESTING IN EVENT-LINKED BONDS. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

   RISKS OF INVESTING IN FLOATING RATE LOANS. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale.

   RISKS OF INVERSE FLOATING RATE OBLIGATIONS. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

   INFLATION-LINKED SECURITY RISK. The principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation. The inflation index used may not accurately measure the real rate of inflation. Inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

   RISKS OF ZERO COUPON BONDS AND PAYMENT IN KIND SECURITIES. Zero coupon bonds and payment in kind securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, applicable tax rules require the portfolio to accrue and pay out its imputed income from such securities annually as income dividends. Such distributions may be taxable to shareholders.

 RISKS OF EQUITY AND FIXED INCOME INVESTMENTS. Risks of investing in underlying equity and fixed income funds may include:

   PORTFOLIO SELECTION RISK. The adviser's judgment about the attractiveness, relative value or potential appreciation of an equity security, or about the quality, relative yield or relative value of a fixed income security, or about a particular sector, region or market segment, or about an investment strategy, or about interest rates, may prove to be incorrect.

Portfolio summary

   LIQUIDITY RISK. Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

   MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.

   RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters.

   DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.


   CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. The absence of a central exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation, noted above, will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the portfolio. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

   LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

   COMMODITY INVESTMENTS RISK. Certain underlying funds may invest directly or indirectly in commodities. Exposure to the commodities markets may subject the fund to greater volatility than investments in other securities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. Commodity-related investments may be more volatile than the underlying commodities.

   NON-DIVERSIFICATION RISK. To the extent an underlying fund is not diversified, the underlying fund can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the portfolio's and the underlying fund's losses from adverse events affecting a particular issuer.

   PORTFOLIO TURNOVER RISK. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


THE PORTFOLIO'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class II shares from calendar year to calendar year. The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the Standard & Poor's 500 Index and the Barclays Capital Aggregate Bond Index, each a broad-based measure of market performance that has characteristics relevant to the portfolio's investment strategies.

The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


The portfolio's past performance does not necessarily indicate how it will perform in the future.


ANNUAL RETURN CLASS II SHARES (%)
(Year ended December 31)
[GRAPHIC APPEARS HERE]





'06       '07    '08      '09     '10
  10.62   5.77   -30.99   31.10   13.92



For the period covered by the bar chart:

THE HIGHEST CALENDAR QUARTERLY RETURN WAS 16.36% (04/01/2009 TO 06/30/2009)

THE LOWEST CALENDAR QUARTERLY RETURN WAS -18.21% (10/01/2008 TO 12/31/2008)

Portfolio summary

AVERAGE ANNUAL TOTAL RETURN (%)
(for periods ended December 31, 2010)



                                                                                                                   SINCE
                                                                                                               INCEPTION
                                                                                             1 YEAR   5 YEARS  (3/18/05)
                                                                                           -------- --------- ----------

------------------------------------------------------------------------------------------ -----    ----      ----
Class II                                                                                    13.92      3.82        4.38
------------------------------------------------------------------------------------------ ------      ----        ----
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)             15.06      2.29        3.08
------------------------------------------------------------------------------------------ ------      ----        ----
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)    6.54      5.80        5.51
------------------------------------------------------------------------------------------ ------      ----        ----

MANAGEMENT


INVESTMENT ADVISER       Pioneer Investment Management, Inc.
INVESTMENT SUB-ADVISER   Ibbotson Associates Advisors, LLC.
PORTFOLIO MANAGEMENT     Peng Chen, President of Ibbotson (portfolio manager of the portfolio since
                         2005), Scott Wentsel, vice president and senior portfolio manager at Ibbotson
                         (portfolio manager of the portfolio since 2005), Brian Huckstep, portfolio manager at Ibbotson (portfolio manager of the portfolio since 2005)

TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objectives and strategies


INVESTMENT OBJECTIVES
Long-term capital growth and current income.

The portfolio's investment objectives may be changed without shareholder approval. The portfolio will provide notice prior to implementing any change to its investment objectives.


PRINCIPAL INVESTMENT STRATEGIES
The portfolio seeks to achieve its investment objectives by investing in other funds ("underlying funds") and using asset allocation strategies to allocate its assets among the underlying funds rather than direct positions in securities.


ASSET ALLOCATION PROCESS
Pioneer Investment Management, Inc, (Pioneer) the portfolio's investment adviser, allocates the portfolio's assets among the broad asset classes of equity, fixed income and short-term (money market) investments by investing in a distinctly weighted combination of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed income and money market securities. The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term.

Pioneer has engaged Ibbotson Associates Advisors, LLC (Ibbotson) to act as subadviser to the portfolio and allocate, subject to Pioneer's supervision, the portfolio's assets among the underlying funds. Ibbotson uses a two-step asset allocation process:

First, Ibbotson seeks to develop an optimal model allocation among underlying funds in different asset classes using an analysis that looks at forecast returns, standard deviations in historical returns and the correlation of the performance of different asset classes. The goal of this process is to identify a combination of investments in different asset classes that is expected to maximize return for a given level of risk or minimize risk for a given level of return.

Having determined the allocation of the portfolio's assets among the asset classes, Ibbotson then invests the assets in underlying funds that invest in those asset classes. Pioneer and Ibbotson agree from time to time upon the universe of mutual funds that Ibbotson may consider when making allocation decisions. Ibbotson's analysis in selecting and weighting the underlying funds from that universe includes historical returns-based style analysis, asset performance, regression and attribution analyses, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next). Ibbotson seeks a combination of underlying funds that it believes will optimize returns, given the portfolio's risk profile. When considering equity funds, Ibbotson focuses on the underlying funds' foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When considering bond funds, Ibbotson's primary focus is the overall level of risk in the type of fixed income securities in which the underlying funds invest and on maximizing current income and long-term capital growth.

Based on the target allocations, the portfolio will invest the proceeds from the sale of its shares, reinvested dividends from the underlying funds and other income, and redeem investments in the underlying funds to provide the cash necessary to satisfy redemption requests for fund shares. However, the portion of the portfolio's net assets represented by an underlying fund or asset class could differ substantially over time from the target allocation as the underlying funds' asset values change due to market movements and portfolio management decisions.

More on the portfolio's investment objectives and strategies

Periodically, Ibbotson will re-evaluate the portfolio's target asset allocation and may recommend the rebalancing of the portfolio's assets among asset classes and underlying funds to reflect changes in the target allocations or to reallocate the portfolio's holdings to match the target allocation. The portfolio may change its target allocation to each asset class, the underlying funds in each asset class (including adding or deleting funds) or target allocations to each underlying fund without prior approval from or notice to shareholders.

Decisions to sell shares of the underlying funds are made for cash flow purposes, such as redemptions or expenses, as a result of periodic rebalancing of the portfolio's portfolio holdings, or as an adjustment to an underlying fund's target allocation based on Ibbotson's view of the portfolio's characteristics and other allocation criteria.

The following is a general guide regarding the anticipated allocation of assets of the portfolio among broad asset classes. Pioneer may change these allocation ranges from time to time without the approval of or notice to shareholders.

The fixed income allocation includes the portfolio's investments in cash, cash equivalents, or money market funds.


INVESTMENT STRATEGIES/ASSET CLASS TARGETS



                                                       EQUITY FUND   FIXED INCOME FUND  ALTERNATIVES/COMMODITIES
PORTFOLIO                                               ALLOCATION          ALLOCATION                ALLOCATION
---------------------------------------------------- ------------- ------------------- -------------------------
Pioneer Ibbotson Moderate Allocation VCT Portfolio        50-70%              30-50%                       0-4%
----------------------------------------------------       -----               -----                        ---

Based upon the analysis described above under "Asset allocation process," the portfolio expects to invest its assets in underlying mutual funds within the ranges set forth below. The underlying funds in which the portfolio intends to invest may change from time to time and the portfolio may invest in underlying funds in addition to those described in this prospectus at the discretion of Pioneer without prior notice to or approval of shareholders. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is attached as Appendix A at the end of, and is considered part of, this prospectus.

Under an exemptive order issued to Pioneer by the Securities and Exchange Commission and recently adopted rules, the portfolio may invest in underlying funds that are either managed by Pioneer or managed by an adviser not associated with Pioneer. Pioneer and Ibbotson may add other funds that are not managed by Pioneer to the list of potential underlying funds in the future. It is anticipated that underlying funds managed by Pioneer will at all times represent a significant portion of the portfolio's investments.



                                              PIONEER IBBOTSON
                                           MODERATE ALLOCATION
UNDERLYING FUND NAME                             VCT PORTFOLIO
----------------------------------------- --------------------
Pioneer Fund                                            0-30%
-----------------------------------------                ----
Pioneer Independence Fund                               0-30%
-----------------------------------------                ----
Pioneer Research Fund                                   0-30%
-----------------------------------------                ----
Pioneer Oak Ridge Large Cap Growth Fund                 0-30%
-----------------------------------------                ----
Pioneer Fundamental Growth Fund                         0-30%
-----------------------------------------                ----
Pioneer Disciplined Growth Fund                         0-30%
-----------------------------------------                ----
Pioneer Disciplined Value Fund                          0-30%
-----------------------------------------                ----
Pioneer Value Fund                                      0-30%
-----------------------------------------                ----
Pioneer Cullen Value Fund                               0-30%
-----------------------------------------                ----
Pioneer Select Mid Cap Growth Fund                      0-30%
-----------------------------------------                ----
Pioneer Mid Cap Value Fund                              0-30%
-----------------------------------------                ----
Pioneer Oak Ridge Small Cap Growth Fund                 0-30%
-----------------------------------------                ----

                                                       PIONEER IBBOTSON
                                                    MODERATE ALLOCATION
UNDERLYING FUND NAME                                      VCT PORTFOLIO
-------------------------------------------------- --------------------
Pioneer Global Equity Fund                                  0-30%
--------------------------------------------------          ----
Pioneer International Value Fund                            0-30%
--------------------------------------------------          ----
Pioneer Emerging Markets Fund                               0-30%
--------------------------------------------------          ----
Pioneer Real Estate Shares                                  0-30%
--------------------------------------------------          ----
Pioneer Growth Opportunities Fund                           0-30%
--------------------------------------------------          ----
Pioneer Equity Income Fund                                  0-30%
--------------------------------------------------          ----
Pioneer Government Income Fund                              0-30%
--------------------------------------------------          ----
Pioneer High Yield Fund                                     0-30%
--------------------------------------------------          ----
Pioneer Global Aggregate Bond Fund                          0-30%
--------------------------------------------------          ----
Pioneer Global High Yield Fund                              0-30%
--------------------------------------------------          ----
Pioneer Bond Fund                                           0-30%
--------------------------------------------------          ----
Pioneer Strategic Income Fund                               0-30%
--------------------------------------------------          ----
Pioneer Absolute Return Credit Fund                         0-30%
--------------------------------------------------          ----
Pioneer Multi-Asset Floating Rate Fund                      0-30%
--------------------------------------------------          ----
Pioneer Floating Rate Fund                                  0-30%
--------------------------------------------------          ----
Pioneer Short Term Income Fund                              0-30%
--------------------------------------------------          ----
Pioneer Cash Reserves Fund                                  0-30%
--------------------------------------------------          ----
Pioneer Treasury Reserves Fund                              0-30%
--------------------------------------------------          ----
Invesco International Growth Fund                           0-30%
--------------------------------------------------          ----
Invesco Global Small & Mid Cap Growth Fund                  0-30%
--------------------------------------------------          ----
Invesco Global Real Estate Fund                             0-30%
--------------------------------------------------          ----
Invesco Small Companies Fund                                0-30%
--------------------------------------------------          ----
BlackRock Capital Appreciation Fund, Inc.                   0-30%
--------------------------------------------------          ----
BlackRock International Index Fund                          0-30%
--------------------------------------------------          ----
BlackRock Value Opportunities Fund, Inc.                    0-30%
--------------------------------------------------          ----
Oppenheimer Main Street Small- & Mid-Cap Fund               0-30%
--------------------------------------------------          ----
Oppenheimer Commodity Strategy Total Return Fund             0-4%
--------------------------------------------------          ----

PRINCIPAL INVESTMENTS BY UNDERLYING FUNDS

The underlying funds may invest in some or all of the following securities. Certain equity underlying funds may invest a limited portion of their assets in fixed income securities. Fixed income underlying funds primarily invest in debt securities. For purposes of this section, "the portfolio" means the portfolio and, where applicable, an underlying fund.


INVESTMENTS IN EQUITY SECURITIES
     EQUITY SECURITIES
 The portfolio may invest in equity securities. Equity securities in which the portfolio invests include common stocks, debt convertible to equity securities and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

More on the portfolio's investment objectives and strategies

     INVESTMENTS IN REITS
 REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages, including "sub-prime" mortgages, secured by real estate and derive their income from collection of interest.

     SECURITIES LENDING
 The portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the portfolio will invest during the term of the loan. The portfolio may pay a portion of the income earned on the investment of cash collateral to the borrowers of the securities, lending agent or other intermediary. The portfolio may lend up to 33 1/3% of its total assets. Any income realized through securities lending may help portfolio performance.


INVESTMENTS IN FIXED INCOME SECURITIES
     DEBT SECURITIES
 The portfolio may invest in debt securities. Debt securities in which the portfolio invests include U.S. government securities, debt securities of corporate and other issuers, mortgage- and asset-backed securities and short-term debt securities. Generally the portfolio may acquire debt securities that are investment grade, but the portfolio may invest in below investment grade debt securities (known as "junk bonds") including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.

     U.S. GOVERNMENT AGENCY SECURITIES
 The portfolio may invest in U.S. government securities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks; supported by the discretionary authority of the U.S. government to purchase the agency's securities like those of the Federal National Mortgage Association; or supported only by the credit of the issuer itself, like the Tennessee Valley Authority.

     MORTGAGE-BACKED SECURITIES
 The portfolio may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.

 The portfolio may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that is issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of underlying mortgages or other mortgage-backed securities. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.

     ASSET-BACKED SECURITIES
 The portfolio may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The portfolio's investments in asset-backed securities may include derivative and structured securities.

 The portfolio may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The portfolio may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations.

     SUBORDINATED SECURITIES
 The portfolio may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.

     BELOW INVESTMENT GRADE SECURITIES
 The portfolio may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Financial Services LLC or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.

     DEBT RATING CONSIDERATIONS
 For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the portfolio's portfolio securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objectives and policies. An investor can still lose significant amounts when investing in investment grade securities.

     EVENT-LINKED BONDS
 The portfolio may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. The portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

 Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.

More on the portfolio's investment objectives and strategies

 Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and the model used to calculate the probability of a trigger event.

     FLOATING RATE LOANS
 Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium.

     INVERSE FLOATING RATE OBLIGATIONS
 The portfolio may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.


EQUITY AND FIXED INCOME INVESTMENTS
     NON-U.S. INVESTMENTS
 The portfolio may invest in securities of non-U.S. issuers, including securities of emerging market issuers. Non U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

     DERIVATIVES
 The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
  - As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
  - As a substitute for purchasing or selling securities
  - To increase the portfolio's return as a non-hedging strategy that may be considered speculative
  - To manage the portfolio's portfolio characteristics

 The portfolio also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security without buying or selling the security.


CASH MANAGEMENT AND TEMPORARY INVESTMENTS
Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the adviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

ADDITIONAL INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the portfolio and each underlying fund may also use other techniques, including the following non-principal investment strategies.


REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.


SHORT-TERM TRADING
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

More on the risks of investing in the portfolio

PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives. Following is a description of principal risks of investing in the portfolio.

For purposes of this section, "the portfolio" means the portfolio or, where applicable, an underlying fund.

MARKET RISK. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. In response to the crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time. The portfolio may experience a substantial or complete loss on any individual security.

FUND OF FUNDS STRUCTURE AND LAYERING OF FEES. The portfolio is structured as a fund of funds. The portfolio's investments are focused in the underlying funds, so the portfolio's investment performance is directly related to the performance of the underlying funds. The portfolio's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the portfolio invests. Since the portfolio mainly invests in the underlying funds, as opposed to other types of securities, the portfolio does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, the portfolio indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the portfolio entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the portfolio and the underlying funds. The management fees paid by some underlying funds to Pioneer are higher than the management fees paid by other underlying funds.

The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the portfolio's transactions in shares of the underlying funds.

Pioneer manages many of the underlying funds. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst team or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.

ALLOCATION RISK. The subadviser's evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds within the allocation model, may prove to be incorrect. To the extent that the portfolio invests a significant percentage of its assets in any one underlying fund, the portfolio will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result.

ASSET CLASS VARIATION RISK. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the portfolio's assets invested in various underlying funds, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target asset allocation for that asset class.

RISK OF INCREASE IN EXPENSES. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.


PRINCIPAL RISKS OF INVESTING IN THE UNDERLYING FUNDS
 RISKS OF EQUITY INVESTMENTS. Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. Risks of investing in underlying equity funds may include:

   VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

   GROWTH STYLE RISK. The portfolio's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

   SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

   RISKS OF INVESTMENTS IN REITS. The portfolio also has risks associated with the real estate industry. Although the portfolio does not invest directly in real estate, it may invest in REITs and other equity securities of real estate industry issuers. These risks may include:
    -The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
    -Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
    -The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
    -A REIT in the portfolio's portfolio is, or is perceived by the market to be, poorly managed

   Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

   Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value. In addition, capital to pay or refinance a REIT's debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively.

More on the risks of investing in the portfolio

   SECURITIES LENDING RISK. When lending securities in its portfolio, the portfolio will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. Securities lending is also subject to the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the portfolio is unable to recall a security in time to exercise voting rights or sell the security.

 RISKS OF FIXED INCOME INVESTMENTS. Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged-backed securities, asset-backed securities, and money market securities. The value of your investment in the portfolio will change as the value of investments of the underlying funds increases and decreases. Risks of investing in underlying fixed income funds may include:

   INTEREST RATE RISK. When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

   Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

   CREDIT RISK. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. In addition, the portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events.

   PREPAYMENT OR CALL RISK. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the portfolio holds a fixed income security that can be repaid or called prior to its maturity date, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the portfolio also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was repaid or called. In addition, if the portfolio purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the portfolio may lose the amount of the premium paid in the event of prepayment.

   EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. To the extent the portfolio invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.

   U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government sponsored entities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

   MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

   Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

   These securities may include instruments that allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

   Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

   The portfolio may invest in CMOs. If there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages.

   The portfolio may invest in CDOs. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the portfolio invests (e.g., the portfolio may invest in a tranche of CDO that is subordinate

More on the risks of investing in the portfolio

   to other tranches). Investments in CDOs may be characterized by the portfolio as illiquid securities, which may be hard to value and difficult to sell at an advantageous time or price. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a portfolio against the risk of loss on default of the collateral.

   RISKS OF SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

   HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

   RISKS OF INVESTING IN EVENT-LINKED BONDS. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the portfolio's investment in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.

   RISKS OF INVESTING IN FLOATING RATE LOANS. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale.

   RISKS OF INVERSE FLOATING RATE OBLIGATIONS. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

   INFLATION-LINKED SECURITY RISK. The principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation. The inflation index used may not accurately measure the real rate of inflation. Inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

   RISKS OF ZERO COUPON BONDS AND PAYMENT IN KIND SECURITIES. Zero coupon bonds (which do not pay interest until maturity) and payment in kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the portfolio receives no periodic cash payments from such investments, applicable tax rules require the portfolio to accrue and pay out its income from such securities annually as income dividends. Such distributions may be taxable to shareholders and, in addition, could reduce the portfolio's reserve position and require the portfolio to sell securities and incur a gain or loss at a time it may not otherwise want in order to provide the cash necessary for these distributions.

 RISKS OF EQUITY AND FIXED INCOME INVESTMENTS. Risks of investing in underlying equity and fixed income funds may include:

   PORTFOLIO SELECTION RISK. The adviser's judgment about the attractiveness, relative value or potential appreciation of an equity security, or about the quality, relative yield or relative value of a fixed income security, or about a particular sector, region or market segment, or about an investment strategy, or about interest rates, may prove to be incorrect.

   LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to sell. Although most of the portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by the portfolio, particularly during periods of market turmoil. When the portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the portfolio is forced to sell these investments to meet redemptions or for other cash needs, the portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. To the extent the portfolio holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.

   MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

   RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:
    -Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
    -Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable
    -Adverse effect of currency exchange rates or controls on the value of the fund's investments, or its ability to convert non-U.S. currencies to U.S. dollars
    -The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
    -Economic, political, regulatory and social developments may adversely affect the securities markets
    -Withholding and other non-U.S. taxes may decrease the fund's return

     Additional risks of investing in emerging markets include:
    -The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight can be less than in more developed markets
    -Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation
    -The fund could experience a loss from settlement and custody practices in some emerging markets
    -The possibility that a counterparty may not complete a currency or securities transaction

More on the risks of investing in the portfolio

    -Some markets in which the fund may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries

   DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks and may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio's portfolio, and they can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

   CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. The absence of a central exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation, noted above, will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the portfolio. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

   LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

   COMMODITY INVESTMENTS RISK. Certain underlying funds may invest directly or indirectly in commodities. Exposure to the commodities markets may subject the fund to greater volatility than investments in other securities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. Commodity-related investments may be more volatile than the underlying commodities.

   NON-DIVERSIFICATION RISK. To the extent an underlying fund is not diversified, the underlying fund can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the portfolio's and the underlying fund's losses from adverse events affecting a particular issuer.

   PORTFOLIO TURNOVER RISK. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

   CASH MANAGEMENT RISK. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the portfolio to achieve its investment objectives.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.


DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

Management

INVESTMENT ADVISER
Pioneer, the portfolio's investment adviser, oversees the portfolio's operations and supervises the portfolio's subadviser, which is responsible for the day-to-day management of the portfolio's portfolio.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2011, assets under management were approximately $258 billion worldwide, including over $67 billion in assets under management by Pioneer (and its U.S. affiliates).

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate an unaffiliated subadviser or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval.


INVESTMENT SUBADVISER
Ibbotson Associates Advisors, LLC (Ibbotson) is the subadviser to the portfolio and allocates, subject to Pioneer's supervision, the portfolio's assets among asset classes and among the underlying funds. As of December 31, 2010, Ibbotson had approximately $2 billion in assets under management. Ibbotson is located at 22 West Washington Street, Chicago, Illinois 60602. Ibbotson is a registered investment adviser and wholly owned subsidiary of Ibbotson Associates, Inc., which in turn is a wholly owned subsidiary of Morningstar, Inc.


PORTFOLIO MANAGEMENT
Day-to-day management of the portfolio is the responsibility of portfolio managers and members of Ibbotson's Investment Committee headed by Peng Chen. Peng Chen, Ph.D., President of Ibbotson, conducts research projects on asset allocation, portfolio risk measurement, nontraditional assets, and global financial markets. Dr. Chen joined Ibbotson in 1997 and has served as a portfolio manager of the portfolio since 2005. Scott Wentsel, vice president and senior portfolio manager, manages the investment management team and has served as a portfolio manager of the portfolio since 2005. Mr. Wentsel is also responsible for directing the firm's investment management services which includes oversight of its consulting, fund-of-funds, and plan sponsor consulting business lines. Prior to joining Ibbotson in 2005, Mr. Wentsel was an executive director with Morgan Stanley where he worked primarily on Van Kampen Investments' asset management business. Mr. Wentsel has over 20 years of investment industry experience. Brian Huckstep, portfolio manager, is responsible for managing the delivery of fund-of-funds programs for institutional and retail clients, which includes asset allocation modeling, portfolio construction, fund classification, and manager due diligence. Prior to joining Ibbotson in 2005, Mr. Huckstep was Director of Data Acquisition at Morningstar for two years. Mr. Huckstep also spent nine years at Northern Trust in product manager and analyst roles for institutional custody clients. Mr. Huckstep has served as a portfolio manager of the portfolio since 2005.

The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.13% on investments in underlying funds managed by Pioneer (and cash) and 0.17% on other investments for net assets up to $2.5 billion; 0.11% on investments in underlying funds managed by Pioneer (and cash) and 0.14% on other investments for net assets over $2.5 billion and up to $4 billion; 0.10% on investments in underlying funds managed by Pioneer (and cash) and 0.12% on other investments for net assets over $4 billion and up to $5.5 billion; 0.08% on investments in underlying funds managed by Pioneer (and cash) and 0.10% on other investments for net assets over $5.5 billion and up to $7 billion; and 0.08% on investments in underlying funds managed by Pioneer (and cash) and 0.09% on other investments for net assets over $7 billion. For the fiscal year ended December 31, 2010, the portfolio paid management fees to Pioneer, after waivers and expense reimbursements, equal to 0.08% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly. Pioneer, and not the portfolio, pays a portion of the fee it receives from the portfolio to Ibbotson as compensation for Ibbotson's services to the portfolio.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2010.

A discussion regarding the basis for the Board of Trustees' approval of the subadvisory contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2010.


DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.


DISTRIBUTION PLAN
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Pricing of shares

NET ASSET VALUE
The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the portfolio will calculate a net asset value for each class of shares as of the actual closing time.

The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

The portfolio invests in shares of other mutual funds that are not traded on an exchange. Such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors.

The portfolio values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio's shares may change on days when you will not be able to purchase or redeem portfolio shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio's net asset value is calculated. Because the portfolio may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily available or may be unreliable - the portfolio may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Shareholder information

ADDITIONAL PAYMENTS TO INTERMEDIARIES
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.


INVESTMENTS IN SHARES OF THE PORTFOLIO
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to

Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation (section)1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.


SELLING
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
oThe sale of shares of the portfolio within a short period of time after the shares were purchased;
oTwo or more purchases and redemptions within a short period of time; or oA series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek

Shareholder information

to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


DISTRIBUTIONS
The portfolio generally pays dividends from any net investment income and any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.


PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO


CLASS II



                                                                          YEAR ENDED   YEAR ENDED
                                                                           12/31/10     12/31/09
                                                                         ------------ ------------
Net asset value, beginning of period                                       $   9.61     $   7.59
                                                                           --------     --------
Increase (decrease) from investment operations:
 Net investment income (a)                                                 $   0.21     $   0.24
 Net realized and unrealized gain (loss) on investments (a)                    1.10         2.07
                                                                           --------     --------
  Net increase (decrease) from investment operations                       $   1.31     $   2.31
Distributions to shareowners:
 Net investment income                                                        (0.25)       (0.29)
 Net realized gain                                                                -            -
                                                                           --------     --------
Total distributions to shareowners                                         $  (0.25)    $  (0.29)
                                                                           --------     --------
Net increase (decrease) in net asset value                                 $   1.06     $   2.02
                                                                           --------     --------
Net asset value, end of period                                             $  10.67     $   9.61
                                                                           --------     --------
Total return*                                                                 14.03%       31.10%
Ratio of net expenses to average net assets+                                   0.45%        0.39%
Ratio of net investment income to average net assets+                          2.15%        2.87%
Portfolio turnover rate                                                          10%          38%
Net assets, end of period (in thousands)                                   $161,796     $153,547
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  0.51%        0.53%
 Net investment income                                                         2.09%        2.73%



                                                                          YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                           12/31/08     12/31/07     12/31/06
                                                                         ------------ ------------ -----------
Net asset value, beginning of period                                       $  12.01     $  11.61     $ 10.63
                                                                           --------     --------     -------
Increase (decrease) from investment operations:
 Net investment income (a)                                                 $   0.31     $   0.31     $  0.24
 Net realized and unrealized gain (loss) on investments (a)                   (3.77)        0.36        0.87
                                                                           --------     --------     -------
  Net increase (decrease) from investment operations                       $  (3.46)    $   0.67     $  1.11
Distributions to shareowners:
 Net investment income                                                        (0.30)       (0.12)      (0.04)
 Net realized gain                                                            (0.66)       (0.15)      (0.09)
                                                                           --------     --------     -------
Total distributions to shareowners                                         $  (0.96)    $  (0.27)    $ (0.13)
                                                                           --------     --------     -------
Net increase (decrease) in net asset value                                 $  (4.42)    $   0.40     $  0.98
                                                                           --------     --------     -------
Net asset value, end of period                                             $   7.59     $  12.01     $ 11.61
                                                                           --------     --------     -------
Total return*                                                                (30.99)%       5.77%      10.62%
Ratio of net expenses to average net assets+                                   0.39%        0.39%       0.46%
Ratio of net investment income to average net assets+                          3.10%        2.53%       2.24%
Portfolio turnover rate                                                          40%          12%          1%
Net assets, end of period (in thousands)                                   $105,275     $149,973     $97,980
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  0.55%        0.52%       0.60%
 Net investment income                                                         2.94%        2.40%       2.10%

(a)        Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.
Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

Appendix A

INFORMATION ABOUT THE UNDERLYING FUNDS
The following is intended to summarize the investment objectives and primary strategies of, and to provide you with certain other information about, the underlying funds. These summaries do not reflect all of the investment policies and strategies that are disclosed in each underlying fund's prospectus, and are not an offer of the underlying funds' shares. The underlying funds in which the portfolio intends to invest may change from time to time and the portfolio may invest in underlying funds in addition to those described below at the discretion of Pioneer without prior notice to or approval of shareholders. The prospectus and statement of additional information for each underlying fund is available on the Securities and Exchange Commission's website. The prospectus and statement of additional information for each Pioneer underlying fund is available as well on our website at www.pioneerinvestments.com.

Each underlying fund normally will be invested according to its investment strategy. However, an underlying fund also may have the ability to invest without limitation in money market instruments or other investments for temporary, defensive purposes.

Appendix A

PIONEER FUND


INVESTMENT OBJECTIVES
Reasonable income and capital growth.


PRINCIPAL INVESTMENT STRATEGIES
The fund invests in a broad group of carefully selected securities that the fund's adviser believes are reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests predominantly in equity securities. For purposes of the fund's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.

The fund primarily invests in securities of U.S. issuers. The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The fund may invest up to 20% of its net assets in REITs.

The fund may also invest in investment grade and below investment grade debt securities (known as "junk bonds") and derivatives. The fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may also hold cash or other short-term investments.

The fund may lend portfolio securities in its portfolio to earn additional income. The fund may lend up to 33 1/3% of its total assets. Any income realized through securities lending may help fund performance.

Pioneer uses a value approach to select the fund's investments to buy and sell. Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations. In selecting securities, Pioneer considers a security's potential to provide a reasonable amount of income. Pioneer focuses on the quality and price of individual issuers.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER INDEPENDENCE FUND


INVESTMENT OBJECTIVE
Capital growth.


PRINCIPAL INVESTMENT STRATEGIES
The fund invests at least 80% of its assets in equity securities. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund invests primarily in securities of U.S. issuers. The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers, including up to 10% of its assets in the securities of emerging markets issuers.

The fund may invest up to 20% of its net assets in REITs.

The fund may invest up to 20% of its total assets in debt securities of U.S. and non-U.S. issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.

The fund may invest in initial public offerings of equity securities.

The fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund also may hold cash or other short-term instruments.

The fund may lend portfolio securities in its portfolio to earn additional income. The fund may lend up to 33 1/3% of its total assets. Any income realized through securities lending may help fund performance.

Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then generally holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings and revenue growth. In making that assessment, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations. Pioneer focuses on the quality and price of individual issuers and securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER RESEARCH FUND


INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, rights and warrants.

The fund may invest up to 10% of its total assets in equity and debt securities of non-U.S. issuers, including up to 5% of its total assets in the securities of emerging markets issuers.

The fund may invest in debt securities of U.S. and non-U.S. issuers. Generally, the fund acquires investment grade debt securities, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment-grade convertible debt securities.

The fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may also hold cash and other short-term investments.

The fund may lend portfolio securities in its portfolio to earn additional income. The fund may lend up to 33 1/3% of its total assets. Any income realized through securities lending may help fund performance.

Pioneer uses a valuation-conscious approach to select the fund's investments based upon the recommendations of Pioneer research team. Pioneer selects securities that are highly ranked by the research team and selling at reasonable prices or substantial discounts to their underlying values. From the universe of highly ranked securities, the research team constructs a portfolio that is reflective of overall sector weightings in the fund's benchmark index. A security will not be included in the portfolio simply because it is highly ranked by the research team. A security may be sold if its ranking by the research team is reduced or the security price reaches a reasonable valuation.

Pioneer's research team evaluates a security's potential value based on the company's assets and prospects for earning growth. In making that assessment, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The research team focuses on the quality and price of individual issuers. The fund's portfolio includes securities from a broad range of market sectors that have received favorable rankings from the research team.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER OAK RIDGE LARGE CAP GROWTH FUND


INVESTMENT OBJECTIVE
Capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies. Large capitalization companies have market capitalizations at the time of acquisition of $3 billion or more. The fund anticipates that the average weighted market capitalization of the companies in the fund's portfolio will be significantly higher than $3 billion. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and debt convertible to equity securities, but the fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights.

The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 10% of its total assets in the securities of emerging markets issuers.

The fund may invest in debt securities. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.

The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may also hold cash or other short-term instruments.

The fund may lend securities in its portfolio to earn additional income. The fund may lend up to 33 1/3% of its total assets. Any income realized through securities lending may help fund performance.

The fund uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth.

When making purchase decisions for the fund, the subadviser uses a disciplined approach that involves three primary components:
oRESEARCH - The subadviser analyzes research on potential investments from a wide variety of sources, including internally generated analysis and research provided by institutions and the brokerage community.
oFUNDAMENTALS - Once a potential investment is identified, the subadviser considers whether the issuer possesses certain attributes that the subadviser believes a "buy" candidate should possess.
oVALUATION - Finally, the subadviser values companies by considering price-to-sales ratios and price-to-earnings ratios within a peer group.

From this process, the subadviser constructs a list of securities for the fund to purchase.

The subadviser makes sell decisions for the fund based on a number of factors, including deterioration in a company's underlying fundamentals and better relative value in other securities.


INVESTMENT ADVISER
Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Appendix A

PIONEER FUNDAMENTAL GROWTH FUND


INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large companies, that is, companies similar in size to issuers included in the Russell 1000 Growth Index. The Russell 1000 Growth Index (the "index") is a large capitalization index that measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. On June 30, 2010, securities in the index had market capitalizations of approximately $1.09 billion or greater. The size of the companies in the index may change dramatically as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in the index.

For purposes of the fund's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 10% of its total assets in the securities of emerging markets issuers.

The fund may also invest in investment grade and below investment grade debt securities (known as "junk bonds") and derivatives. The fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may also hold cash or other short-term investments.

The fund may lend portfolio securities in its portfolio to earn additional income. The fund may lend up to 33 1/3% of its total assets. Any income realized through securities lending may help fund performance.

Pioneer uses a "growth" style of management and seeks to invest in securities of issuers with above average potential for earnings and revenue growth. To select growth stocks, Pioneer employs quantitative analysis, fundamental research, and an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market timing strategies.

Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER DISCIPLINED GROWTH FUND


INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES
The fund invests primarily in equity securities of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest in issuers of any market capitalization. In addition, the fund may invest up to 10% of its total assets in securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging market issuers. The fund may invest in debt securities. Generally, the fund may acquire investment grade debt securities, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. The fund also may hold cash or other short-term investments.

The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative.

The fund may lend portfolio securities in its portfolio to earn additional income. The fund may lend up to 33 1/3% of its total assets. Any income realized through securities lending may help fund performance.

Pioneer uses a valuation-conscious approach to select the fund's investments based upon the recommendations of Pioneer's research teams. The research teams use a two-step process in selecting securities that combines fundamental and quantitative research. First, the teams assess whether a company's fundamentals-financial condition, management, and position in its industry-indicate strong prospects for growth and attractive valuations. Second, the teams employ a quantitative, growth-oriented approach to construct the fund's portfolio, emphasizing those securities believed to have attractive prospects for earnings and revenue growth. A security may be sold if its ranking by the research team is reduced or the security price reaches a reasonable valuation.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER DISCIPLINED VALUE FUND


INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES
The fund invests primarily in equity securities of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest in issuers of any market capitalization. In addition, the fund may invest up to 10% of its total assets in securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging market issuers. The fund may invest in debt securities. Generally, the fund may acquire investment grade debt securities, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below invest grade convertible debt securities. The fund also may hold cash or other short-term investments.

The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative.

The fund may lend portfolio securities in its portfolio to earn additional income. The fund may lend up to 33 1/3% of its total assets. Any income realized through securities lending may help fund performance.

Pioneer uses a valuation-conscious approach to select the fund's investments based upon the recommendations of Pioneer's research teams. The research teams use a two-step process in selecting securities that combines fundamental and quantitative research. First, the teams assess whether a company's fundamentals
- financial condition, management, and position in its industry - indicate strong prospects for growth and attractive valuations. Second, the teams employ a quantitative, value-oriented approach to construct the fund's portfolio, emphasizing those securities believed to be selling at reasonable prices versus the underlying values. A security may be sold if its ranking by the research team is reduced or the security price reaches a reasonable valuation.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER VALUE FUND


INVESTMENT OBJECTIVE
Reasonable income and capital growth.


PRINCIPAL INVESTMENT STRATEGIES
The fund seeks to invest in a broad group of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund primarily invests in securities of U.S. issuers. The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in securities of emerging markets issuers.

The fund may invest up to 20% of its net assets in REITs.

The fund also may invest in investment grade and below investment grade debt securities (known as "junk bonds") and derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may also hold cash or other short-term investments.

The fund may lend securities in its portfolio to earn additional income. The fund may lend up to 33 1/3% of its total assets. Any income realized through securities lending may help fund performance.

Pioneer uses a value approach to select the fund's investments to buy and sell. Pioneer seeks to identify securities that are selling at reasonable prices or at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. In selecting securities, Pioneer also considers a security's potential to provide a reasonable amount of income. Pioneer focuses on the quality and price of individual issuers and securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER CULLEN VALUE FUND


INVESTMENT OBJECTIVE
Capital appreciation. Current income is a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES
The fund invests primarily in equity securities. The fund may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies (generally, market capitalizations of $1.5 billion or more). The fund may invest up to 30% of its total assets in securities of non-U.S. issuers, including up to 10% of its total assets in securities of emerging market issuers.

For purposes of the fund's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs), and preferred stocks.

The fund also may invest in investment grade and below investment grade debt securities (known as "junk bonds") and derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative.


The fund also may hold cash or other short-term investments.

The fund may lend portfolio securities in its portfolio to earn additional income. The fund may lend up to 33 1/3% of its total assets. Any income realized through securities lending may help fund performance.

The fund uses a "value" style of management. The subadviser seeks to identify securities that are selling at reasonable prices or at substantial discounts to their underlying values. The subadviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the subadviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. In selecting securities, the subadviser considers a security's potential to provide current income. The subadviser focuses on the quality and price of individual issuers and securities. The subadviser generally sells a portfolio security when it believes that the security's market value reflects its underlying value.


INVESTMENT ADVISER
Pioneer (adviser); Cullen Capital Management LLC (subadviser)

Appendix A

PIONEER SELECT MID CAP GROWTH FUND


INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Growth Index ($22 billion as of December 31, 2010) or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Growth Index ($21.8 billion as of December 31, 2010) as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. The size of the companies in the index changes constantly as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in the index. For purposes of the fund's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest up to 20% of its total assets in debt securities. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities, issued by both U.S. and non-U.S. issuers.

The fund may invest up to 20% of its net assets in REITs.

The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund also may hold cash or other short-term instruments.

The fund may lend securities in its portfolio to earn additional income. The fund may lend up to 33 1/3% of its total assets. Any income realized through securities lending may help fund performance.

The fund uses a "growth" style of management and seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select growth stocks Pioneer employs quantitative analysis, fundamental research and an evaluation of the issuer based on its financial statements and operations. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and economic sector analysis, not on market-timing strategies.

Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER MID CAP VALUE FUND


INVESTMENT OBJECTIVE
Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value Index ($17.2 billion as of December 31, 2010) or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value Index ($20.2 billion as of December 31, 2010) as measured at the end of the preceding month and are not less than the smallest company within the index. The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. The size of the companies in the index changes constantly with market conditions and the composition of the index. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and debt convertible to equity securities, but the fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs), that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights.

The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The fund may invest up to 20% of its net assets in REITs.

The fund may invest up to 20% of its total assets in debt securities of U.S. and non-U.S. issuers. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.

The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may also hold cash or other short-term investments.

The fund may lend securities in its portfolio to earn additional income. The fund may lend up to 33 1/3% of its total assets. Any income realized through securities lending may help fund performance.

The fund uses a "value" style of management. Pioneer seeks to identify securities that are selling at reasonable prices or at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style, which focuses on specific securities rather than on industries. Pioneer focuses on the quality and price of individual issuers and securities. Pioneer generally sells a portfolio security when it believes that the security's market value reflects its underlying value.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER OAK RIDGE SMALL CAP GROWTH FUND


INVESTMENT OBJECTIVE
Capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies. Small capitalization companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index ($5.00 billion as of December 31, 2010) or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index ($4.46 billion as of December 31, 2010) as measured at the end of the preceding month. The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled, publicly traded stocks that are included in the Russell 3000 Index. The size of the companies in the Index changes constantly as a result of market conditions and the composition of the Index. The fund's investments will not be confined to securities issued by companies included in the Index. For purposes of the fund's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity investments in real estate investment trusts (REITs) and preferred stocks.

The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 10% of its total assets in the securities of emerging markets issuers.

The fund may invest in debt securities. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.

The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may also hold cash or other short-term instruments.

The fund may lend securities in its portfolio to earn additional income. The fund may lend up to 33 1/3% of its total assets. Any income realized through securities lending may help fund performance.

The fund uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth. When making purchase decisions for the fund, the subadviser uses a disciplined approach that involves three primary components:
oRESEARCH - The subadviser analyzes research on potential investments from a wide variety of sources, including internally generated analysis and research provided by institutions and the brokerage community.
oFUNDAMENTALS - Once a potential investment is identified, the subadviser considers whether the issuer possesses certain attributes that the subadviser believes a "buy" candidate should possess.
oVALUATION - Finally, the subadviser values companies by considering price-to sales ratios and price-to-earnings ratios within a peer group.

From this process, the subadviser constructs a list of securities for the fund to purchase.

The subadviser makes sell decisions for the fund based on a number of factors, including deterioration in a company's underlying fundamentals and better relative value in other securities.


INVESTMENT ADVISER
Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Appendix A

PIONEER GLOBAL EQUITY FUND


INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers located throughout the world. The fund's principal focus is on companies that exhibit solid fundamental characteristics and are underappreciated by the market. The fund may invest in both developed and emerging markets without limit. Normally, the fund invests at least 40% of its net assets in issuers located outside of the United States. The fund may invest in equity securities of any market capitalization.

The fund may invest up to 20% of its total assets in debt securities of corporate and government issuers, including up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), and cash and cash equivalents.

The fund may use derivatives, including forward foreign currency exchange contracts, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative.


The fund may lend portfolio securities in its portfolio to earn additional income. The fund may lend up to 33 1/3% of its total assets. Any income realized through securities lending may help fund performance.

The fund uses a "growth at a reasonable price" style of management. The fund seeks to invest in issuers with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER INTERNATIONAL VALUE FUND


INVESTMENT OBJECTIVE
Long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. These issuers may be located in both developed and emerging markets. Under normal circumstances, the fund's assets will be invested in securities of companies domiciled in at least three different foreign countries. Generally, the fund's investments in any country are limited to 25% or less of its total assets. However, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro.

The fund may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country. Emerging economies or securities markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index.

For purposes of the fund's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred shares. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency exposure.

The fund may invest up to 20% of its total assets in debt securities of U.S. and non-U.S. issuers. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.

The fund may use derivatives, including forward foreign currency exchange contracts, for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund also may hold cash or other short-term instruments.

The fund may lend securities in its portfolio to earn additional income. The fund may lend up to 33 1/3% of its total assets. Any income realized through securities lending may help fund performance.

Pioneer uses a value approach to select the fund's investments. Pioneer seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings and revenue growth, employing a bottom-up analytical style. In making that assessment, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations. Pioneer focuses on the quality and price of individual issuers and securities.

Pioneer generally sells a portfolio security when it believes that the security's market value reflects its intrinsic value. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER EMERGING MARKETS FUND


INVESTMENT OBJECTIVE
Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES
The fund invests primarily in securities of emerging market issuers. Although the fund invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the fund invests at least 80% of its total assets in the securities of emerging market corporate and government issuers. The fund considers emerging market issuers to include: issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets or sales made in emerging markets, and emerging market governmental issuers.

The fund invests in at least six emerging markets. The fund considers any market that is not developed to be an emerging market. Emerging markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index. The fund's investments will not be confined to securities issued by companies included in the index. At the investment adviser's discretion, the fund may invest in other emerging markets. The fund does not allocate more than 25% of its total assets to any one country but can invest more than 25% of its total assets in a particular region.

The fund may invest up to 20% of its total assets in securities of issuers in any developed country (other than the U.S.).

For purposes of the fund's investment policies, equity securities include common stocks, debt convertible to equity securities and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, warrants and rights. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

The fund may invest in debt securities of any quality or maturity. The fund may not invest more than 10% of its net assets in debt securities rated below investment grade (known as "junk bonds") or in unrated securities of comparable quality. The fund may invest in Brady bonds, which are restructured debt of governmental issuers of emerging market countries.

The fund may use derivatives, including forward foreign currency exchange contracts, for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund also may hold cash or other short-term instruments.

The fund may lend securities in its portfolio to earn additional income. The fund may lend up to 33 1/3% of its total assets. Any income realized through securities lending may help fund performance.

Pioneer uses a value approach to select the fund's investments. Pioneer seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for long-term revenue, earnings and cash flow growth. In making that assessment, Pioneer employs qualitative analysis, quantitative techniques, fundamental research and an evaluation of the issuer based on its financial statements and operations. In addition to analyzing specific securities, Pioneer determines the relative attractiveness of investing in different emerging markets. In assessing the investment potential of each country, Pioneer considers economic growth prospects, monetary conditions, political risks, currency risk, capital flows and other factors.

Appendix A

Pioneer generally sells a portfolio security when it believes that the security's market value reflects its intrinsic value. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER REAL ESTATE SHARES


INVESTMENT OBJECTIVES
Long-term growth of capital. Current income is a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the fund's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights and preferred stocks.

REITs are companies that primarily invest in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages secured by real estate and derive their income from collection of interest.

The fund may invest up to 20% of its total assets in debt securities of real estate industry issuers, mortgage-backed securities and short-term investments. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds") and convertible debt securities.

The fund may invest up to 10% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in the securities of emerging markets issuers.

The fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund also may hold cash or other short-term investments.

The fund may invest in fewer than 40 securities.

The fund uses a "growth at a reasonable price" style of management. The subadviser seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the subadviser employs fundamental and qualitative research and an evaluation of the issuer based on its financial statements and operations. The subadviser focuses on the quality and price of individual issuers and securities. The subadviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth.


INVESTMENT ADVISER
Pioneer (adviser); AEW Capital Management, L.P. (subadviser)

Appendix A

PIONEER GROWTH OPPORTUNITIES FUND


INVESTMENT OBJECTIVE
Growth of capital.


PRINCIPAL INVESTMENT STRATEGIES
The fund invests primarily in equity securities of companies that Pioneer considers to be reasonably priced or undervalued, with above average growth potential. For purposes of the fund's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred stocks.

The fund may invest in securities of any market capitalization, although the fund may invest a significant portion of its assets in equity securities of small companies. The fund defines small companies as those within the market capitalization range of the Russell 2000 Growth Index (approximately $1.6 billion to $5.6 billion as of March 31, 2011). The size of the companies in the index changes constantly with market conditions and the composition of the index. The fund may continue to hold a security if its market capitalization changes after investment.

The fund may invest up to 20% of its total assets in debt securities of U.S. issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), and below investment grade convertible debt securities.

The fund may invest up to 20% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in securities of emerging markets issuers.

The fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund also may hold cash or other short term investments.

The fund may lend portfolio securities in its portfolio to earn additional income. The fund may lend up to 33 1/3% of its total assets. Any income realized through securities lending may help fund performance.

The fund uses a "growth at a reasonable price" style of management and seeks to invest in securities of issuers with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic style which focuses on specific securities rather than on industries. Pioneer may also use quantitative analysis. Pioneer focuses on the quality and price of individual issuers and securities.

Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for growth at a reasonable price or if any of the factors used to select an investment have deteriorated. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER EQUITY INCOME FUND


INVESTMENT OBJECTIVE
Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the fund may invest include common stocks, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks.

The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The fund may invest up to 20% of its net assets in REITs.

The fund also may invest in investment grade and below investment grade debt securities (known as "junk bonds"). Most of the debt securities the fund acquires are expected to be securities convertible into common stocks.

The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may also hold cash or other short term investments.

The fund may lend securities in its portfolio to earn additional income. The fund may lend up to 33 1/3% of its total assets. Any income realized through securities lending may help fund performance.

Pioneer uses a value approach to select the fund's investments to buy and sell. Pioneer seeks securities that are selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. Pioneer also considers a security's potential to provide a reasonable amount of income. In making these assessments, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style, which focuses on specific securities rather than on industries. Pioneer generally sells a portfolio security when it believes that the security's market value reflects its underlying value.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER GOVERNMENT INCOME FUND


INVESTMENT OBJECTIVE
Current income as is consistent with preservation of capital.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities, and repurchase agreements and "when-issued" commitments with respect to these securities. U.S. government securities include: U.S. Treasury obligations, such as bills, bonds and notes; obligations issued or guaranteed as to principal and interest by the U.S Treasury and certain U.S. government agencies or instrumentalities, such as Government National Mortgage Association (Ginnie
Mae); obligations of issuers that are supported by the ability of the issuer to borrow from the U.S. Treasury; and obligations of U.S. government sponsored entities that are neither issued nor guaranteed by the U.S. government, such as Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal National Mortgage Association (Fannie Mae). The fund may invest in mortgage-backed securities issued by agencies or instrumentalities of the U.S. government. The fund also may invest in asset-backed securities and subordinated debt securities, and enter into mortgage dollar roll transactions.

The fund may invest in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer. The fund's investments may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, inverse floating rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative.

In selecting securities to buy and sell, Pioneer considers both broad economic factors and issuer specific factors. In assessing the appropriate maturity and sector weighting of the fund's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. Pioneer selects individual securities to buy and sell based upon such factors as a security's yield and sector diversification.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER HIGH YIELD FUND


INVESTMENT OBJECTIVE
Maximize total return through a combination of income and capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. The fund may invest in high yield securities of any rating, including securities where the issuer is in default or bankruptcy at the time of purchase.

The fund invests in securities with a broad range of maturities. The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.

The fund may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer.

The fund may invest up to 20% of its net assets in inverse floating rate obligations (a type of derivative instrument).

The fund may invest up to 20% of its net assets in common stock issued by both U.S. and non-U.S. issuers and other equity investments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs).


The fund may invest up to 15% of its total assets in equity and debt securities of non-U.S. issuers.

The fund may invest a portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The fund also may invest a portion of its assets in subordinated debt securities and event-linked bonds.

The fund may use derivatives, such as credit default swaps, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may hold cash or other short-term investments.

Pioneer uses a value approach to select investments to buy and sell. Pioneer seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide income.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER GLOBAL AGGREGATE BOND FUND


INVESTMENT OBJECTIVE
To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities of issuers located throughout the world. The fund invests primarily in debt securities of U.S. and non-U.S. issuers that are rated investment grade. Normally, the fund invests at least 40% of its net assets in issuers located outside of the United States. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets.

The fund's portfolio consists of securities of corporate or government issuers located in at least three countries, one of which may be the United States.

In addition, the fund may invest up to 20% of its net assets in debt securities rated below investment grade (known as "junk bonds"). The fund may invest in debt securities rated "D" or better, or comparable unrated securities. Debt securities rated "D" are in default.

The fund may invest in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.

The fund may invest a substantial portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The fund also may invest a portion of its assets in subordinated debt securities and event-linked bonds.

The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency exposure.

The fund may use derivatives, such as credit default swaps, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund also may hold cash or other short-term investments.

Pioneer considers both broad economic and issuer specific factors in selecting investments to buy and sell. In assessing the appropriate maturity, rating and sector weighting of the fund's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. Pioneer selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER GLOBAL HIGH YIELD FUND


INVESTMENT OBJECTIVE
Maximize total return through a combination of income and capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. The fund may invest in high yield securities of any rating, including securities that are in default at the time of purchase.

The fund's portfolio consists of securities of corporate or government issuers located in at least three countries, one of which may be the United States. The fund may purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

The fund may invest in securities with a broad range of maturities. The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.

The fund may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer.

The fund may invest up to 20% of its net assets in inverse floating rate obligations (a type of derivative instrument).

The fund may invest up to 10% of its total assets in equity securities, including common stocks, exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs).

The fund may invest a portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The fund also may invest a portion of its assets in subordinated debt securities and event-linked bonds.

The fund may use derivatives, such as credit default swaps, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund also may hold cash or other short-term investments.

Pioneer uses a value approach to select investments to buy and sell. Pioneer seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth or the government's fiscal policies and outlook for economic growth, inflation, unemployment and other macroeconomic indicators. In making that assessment, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations, in the case of a corporate issuer, and the factors referred to above in the case of a governmental issuer. Pioneer also considers a security's potential to provide income.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER BOND FUND


INVESTMENT OBJECTIVE
To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The fund also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the fund's portfolio.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, investment grade debt securities (including convertible debt) of corporate or other issuers and cash, cash equivalents and other short-term holdings.

The fund may invest a substantial portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The fund also may invest a portion of its assets in subordinated debt securities, below investment grade debt securities (known as "junk bonds"), securities that are in default, securities of non-U.S. issuers, and event-linked bonds.

The fund may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality as determined by Pioneer. The fund may invest up to 15% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in securities of emerging market issuers.

The fund may invest in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.

The fund may use derivatives, such as credit default swaps, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities: and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may hold cash or other short-term investments.

In selecting securities to buy and sell, Pioneer considers both broad economic and issuer specific factors. In assessing the appropriate maturity, credit quality and sector weighting of the fund's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. Pioneer selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER STRATEGIC INCOME FUND


INVESTMENT OBJECTIVE
A high level of current income.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Pioneer allocates the fund's investments among the following three segments of the debt markets:
oBelow investment grade (high yield or "junk bond") securities of U.S. and
  non-U.S. issuers
oInvestment grade securities of U.S. issuers oInvestment grade securities of non-U.S. issuers

Pioneer's allocations among the segments of the debt markets depend upon its outlook for economic, interest rate and political trends. At any given time, the fund may have a substantial amount of its assets in any one of such segments.

The fund invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities; debt securities of U.S. and non-U.S. corporate issuers (including convertible debt); and mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities.

The fund invests in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Depending upon Pioneer's allocation among market segments, up to 70% of the fund's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the fund's total assets may be invested in debt securities rated below CCC by Standard & Poor's Financial Services LLC or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. The fund may also invest in securities that are in default, subordinated debt securities and event-linked bonds.

Up to 85% of the fund's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.

The fund may invest up to 20% of its total assets in equity securities, including common stocks, preferred stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate trusts (REITs).

The fund may use derivatives, such as credit default swaps, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund also may hold cash or other short-term investments.

Pioneer considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, rating, sector and country weightings of the fund's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. Pioneer selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER ABSOLUTE RETURN CREDIT FUND


INVESTMENT OBJECTIVES
A high level of current income. Capital appreciation is a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES
The fund selects investments from a broad spectrum of debt securities. The fund is managed using an absolute return approach, which means that it is not managed relative to an index. Accordingly, the fund does not seek to generate returns consistent with broader financial market movements, instead seeking to generate positive total returns over the course of different market environments. Total return is a combination of current income and capital appreciation. As part of its overall strategy, the fund uses derivatives in an effort to limit the effect of market volatility on its portfolio of securities. The fund also may use derivatives for a variety of other hedging and non-hedging purposes.

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Pioneer allocates the fund's debt securities among different instruments and segments of the debt markets, based on its outlook for economic, interest rate and political trends. Debt securities may include instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non-U.S. governmental entities, mortgage-related or mortgage-backed securities (including "sub-prime" mortgages), asset-backed securities, floating rate loans, convertible securities, preferred securities, Treasury Inflation Protected Securities ("TIPS") and other inflation-linked debt securities, subordinated debt securities, event-linked bonds, and funds that invest primarily in debt securities. The fund may invest without limit in debt securities of any credit quality, including those rated below investment grade (known as "junk bonds") or, if unrated, of equivalent credit quality as determined by the fund's investment adviser. The fund's investments in debt securities rated below investment grade may include securities that are in default. The fund may invest in securities of issuers located in emerging markets.

The fund invests in securities with a broad range of maturities and maintains an average portfolio maturity that varies based upon the judgment of Pioneer. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The fund may invest in equity securities, including common stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate trusts (REITs). The fund may invest in equity securities as a consequence of holding debt of the same issuer or when Pioneer believes the securities offer the potential for capital gains or other portfolio management purposes, although equity securities may not pay dividends or contribute to achieving the fund's investment objective of a high level of current income.

Pioneer considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objectives. In assessing the appropriate maturity, rating, sector and country weightings of the fund's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, sector and issuer diversification. Pioneer also employs fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. In selecting among market segments and

Appendix A

instruments, Pioneer considers the relative value of particular investments. Pioneer may sell a portfolio security when it believes the security no longer will contribute to meeting the fund's investment objectives. Pioneer makes that determination based on the same criteria it uses to select portfolio securities.

In addition to managing portfolio risk through conventional means, including through in-depth credit analysis and diversification, Pioneer employs a disciplined, two-fold derivatives strategy designed to limit the effects of near-term volatility and severe market events. This strategy, which relies on proprietary, quantitative techniques, incorporates Pioneer's macroeconomic views as well as its view of quantitative market indicators of financial disruption, such as the volatility of the S&P 500 Index and credit spreads. Credit spreads measure the difference in the yield of higher yielding bond sectors relative to U.S. Treasury bonds. Widening credit spreads can indicate higher levels of uncertainty or distress in financial markets. Over time, Pioneer uses derivatives to maintain a "dynamic" hedge against near-term market volatility through exposure to market-, volatility- and/or credit-oriented derivatives, which it may adjust as credit spreads widen and narrow or as other indicators of market volatility change. As a second measure, when indicators signal severe market distress, the investment adviser may employ derivatives techniques designed to help limit the effects of that distress. Derivatives in which the fund may invest for these purposes include equity index futures, futures or swaps based on the Chicago Board of Exchange Volatility Index (VIX), credit default swaps and Treasury futures. The VIX is an index of market sentiment derived from S&P 500 Index option prices that is designed to reflect investors' consensus view of expected stock market volatility over future periods. In combination, the two elements of this strategy are intended to help limit the effect of market volatility on the fund's returns and generate positive returns over time. However, there can be no guarantee that such results will be achieved.

The fund also may use derivatives for a variety of other purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may establish, through derivatives, net short positions for individual sectors, markets, currencies or securities, or as a means of adjusting the fund's portfolio duration or other portfolio characteristics. The fund may invest without limit in derivative instruments. The fund also may hold cash or other short-term investments.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER MULTI-ASSET FLOATING RATE FUND


INVESTMENT OBJECTIVES
A high level of current income. Capital appreciation is a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in floating rate instruments of U.S. and non-U.S. issuers, including: senior secured loans ("senior loans") and second lien or other subordinated or unsecured loans; debt issued by banks and other corporate, governmental and non-governmental entities; corporate bonds; mortgage-backed and asset-backed securities; event-linked bonds (also known as "catastrophe bonds"); and preferred stock. The fund also considers as floating rate instruments, and the fund may invest without limit in, adjustable rate securities, fixed rate securities with durations of less than or equal to one year, funds that invest primarily in floating rate instruments, and fixed rate securities with respect to which the fund has entered into derivative instruments to effectively convert the fixed rate interest payments into floating rate interest payments. The fund considers these investments as economic equivalents of floating rate instruments.

The fund may invest up to 20% of its net assets in debt securities that are rated below investment grade (debt securities rated below investment grade are commonly referred to as "junk bonds") or are unrated but determined by the fund's investment adviser to be of equivalent credit quality, and those that are in default or in bankruptcy. The fund does not have a policy of maintaining a specific average credit quality of its portfolio.

The fund may invest up to 35% of its total assets in debt securities of non-U.S. issuers, including emerging market issuers. The fund does not currently intend to invest more than 25% of its total assets in any one non-U.S. country.

In addition to its investments in floating rate instruments, the fund also may invest in other securities, including debt of U.S. and non-U.S. governmental, corporate and other non-governmental issuers; mortgage-backed and asset-backed securities; convertible securities; bonds not paying current income; bonds that do not make regular interest payments; zero coupon securities; money market instruments; and other short-term investments, including cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances. The fund may receive debt securities or equity securities as a result of the general restructuring of the debt of an issuer, the restructuring of a floating rate loan, or as part of a package of securities acquired with a loan.

The fund may use derivatives, such as credit default swaps, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund may invest without limit in derivative instruments. The fund may hold cash or other short-term investments.

The fund does not have a targeted maturity range for its portfolio. The fund invests in securities with a broad range of maturities. The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, contingent, deferred, payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.

The fund may invest in equity securities, including common stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The fund may invest in equity securities as a consequence of holding debt of the same issuer, when the adviser believes they offer the potential for capital gains or for other portfolio management purposes, although equity securities may not pay dividends or contribute to achieving the fund's investment objective of a high level of current income.

Appendix A

The adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objectives. In assessing the appropriate maturity, rating, sector and country weightings of the fund's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy, and the relative value of the U.S. dollar compared to other currencies. Once the adviser determines the preferable portfolio characteristics, the adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity, credit quality, and sector and issuer diversification. The adviser also employs fundamental quantitative and qualitative research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management capabilities. The adviser may sell a portfolio security when it believes the security no longer will contribute to meeting the fund's investment objectives. The adviser makes that determination based on the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER FLOATING RATE FUND


INVESTMENT OBJECTIVE
A high level of current income.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in floating rate loans and other floating rate investments. Floating rate investments are securities and other instruments with interest rates that adjust or "float" periodically based on a specified interest rate or other reference and include floating rate loans, repurchase agreements, money market securities and shares of money market and short term bond funds. Floating rate loans typically are rated below investment grade (debt securities rated below investment grade are commonly referred to as "junk bonds").

The fund also may invest in other securities, including unsecured or subordinated loans, revolving credit facility loans, high yield corporate bonds, investment grade fixed income debt securities, preferred stocks and convertible securities. The fund may receive debt securities or equity securities as a result of the general restructuring of the debt of an issuer, the restructuring of a floating rate loan, or as part of a package of securities acquired with a loan.

The fund may invest up to 35% of its total assets in debt securities of non-U.S. issuers, including emerging market issuers. The fund does not currently intend to invest more than 25% of its total assets in any one non-U.S. country.

The fund may invest without limit in securities of any rating, including those that are in default. The fund does not have a targeted maturity range for its portfolio. The fund invests in securities with a broad range of maturities. The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, contingent, deferred, payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.

The fund may invest in mortgage-related securities and asset-backed securities. The fund also may invest in U.S. government securities, zero coupon securities, subordinated debt securities and event-linked bonds. The fund may use derivatives, such as credit default swaps and inverse floating rate obligations, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative. The fund also may hold cash and other short-term investments.

The investment adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objective. Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and exposure to particular issuers and sectors. Pioneer also employs fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. Pioneer may sell a portfolio security when it believes the security no longer will contribute to meeting the fund's investment objective. Pioneer makes that determination based on the same criteria it uses to select portfolio securities.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER SHORT TERM INCOME FUND


INVESTMENT OBJECTIVE
A high level of current income to the extent consistent with a relatively high level of stability of principal.


PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, investment grade debt securities (including convertible debt) of U.S. and non-U.S. corporate and other issuers, mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities of U.S. and non-U.S. issuers and short-term money market instruments of U.S. and non-U.S. issuers.

Normally, at least 80% of the fund's net assets (plus the amount of borrowings, if any, for investment purposes) are invested in debt securities that are rated investment grade at the time of purchase or cash and cash equivalents. The fund may invest up to 10% of its net assets in below investment grade debt securities (known as "junk bonds"). The fund may invest in securities that are in default, subordinated debt securities and event-linked bonds.

The fund will normally maintain a dollar-weighted average portfolio maturity of no more than 3 years. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, inverse floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The fund may invest up to 20% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in debt securities of emerging market issuers.

The fund may invest a substantial portion of its assets in mortgage-related securities, including mortgage-related securities issued by private issuers.

The fund may use derivatives, such as credit default swaps, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund's return as a non-hedging strategy that may be considered speculative.

Pioneer considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, credit quality and sector weighting of the fund's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. Pioneer selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER CASH RESERVES FUND


INVESTMENT OBJECTIVES
High current income, preservation of capital and liquidity through investments in high-quality short-term securities.


PRINCIPAL INVESTMENT STRATEGIES
The fund is a money market fund. The fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities of U.S. and non-U.S. issuers, including those issued by:
oU.S. and non-U.S. banks
oU.S. and non-U.S. corporate or private issuers
oThe U.S. government and its agencies and instrumentalities
oNon-U.S. governments
oMultinational organizations such as the World Bank

The fund may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The fund may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities. These investments may include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, auction features or interest rate reset features. The fund's investments also may include U.S. dollar denominated securities issued by non-U.S. governments and multinational issuers, such as the World Bank. These securities may pay interest at fixed, floating or adjustable interest rates or may be purchased at a discount.

The fund invests in accordance with the credit quality, maturity, liquidity and diversification requirements applicable to money market funds. Within these standards, Pioneer's assessment of broad economic factors that are expected to affect economic activity and interest rates influences securities selection. Pioneer also employs fundamental research and an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality.

The fund invests in U.S. government obligations and money market securities that at the time of purchase are rated in one of the two highest rating categories for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent credit quality by Pioneer. If rating organizations differ in the rating assigned to a security, the fund will only treat the security as having the higher rating if at least two rating organizations assigned that rating. If, after purchase, the quality rating assigned to one or more of the fund's securities is downgraded, or the credit quality deteriorates, or if the maturity on a security is extended, Pioneer or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

The fund invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average portfolio maturity of 60 days or less.


INVESTMENT ADVISER
Pioneer

Appendix A

PIONEER TREASURY RESERVES FUND


INVESTMENT OBJECTIVE
Current income, preservation of capital and liquidity through investments in high-quality short-term securities.


PRINCIPAL INVESTMENT STRATEGIES
The fund is a money market fund. The fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities. Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. Treasury bills, notes and bonds, and repurchase agreements with respect to these securities. U.S. Treasury securities are direct obligations of the U.S. government. In addition, the fund may invest up to 20% of its net assets in obligations issued by agencies and instrumentalities of the U.S. government, repurchase agreements with respect to these securities and other eligible money market securities.

The fund invests in accordance with the credit quality, maturity, liquidity and diversification standards applicable to money market funds. Within these standards, the adviser's assessment of broad economic factors that are expected to affect economic activity and interest rates influences securities selection. The adviser also employs fundamental research and an evaluation of the issuer based on its financial statements and operations to assess an issuer's credit quality.

The fund invests in U.S. government obligations and money market securities that, at the time of purchase, are rated in one of the two highest rating categories for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent credit quality by the fund's investment adviser. If rating organizations differ in the rating assigned to a security, the fund will only treat the security as having the higher rating if at least two rating organizations assigned that rating.

The fund invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average portfolio maturity of 60 days or less. The fund's investments may have fixed, floating or variable interest rates. If, after purchase, the credit rating on a security held by the fund is downgraded by one or more rating agencies or the credit quality deteriorates, or if the maturity on a security is extended, the adviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.


INVESTMENT ADVISER
Pioneer

Appendix A

INVESCO INTERNATIONAL GROWTH FUND


INVESTMENT OBJECTIVE
Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in equity securities of foreign issuers that are considered by the Fund's portfolio managers to have strong earnings growth. The Fund invests primarily in equity securities.

The Fund focuses its investments in equity securities of foreign issuers that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The Fund invests, under normal circumstances, in issuers located in at least three countries outside of the U.S., emphasizing investment in issuers in the developed countries of Western Europe and the Pacific Basin. As of October 31, 2010, the principal countries in which the Fund invested were the United Kingdom, Japan, Germany, Switzerland and Australia. The Fund may also invest up to 20% of its total assets in issuers located in developing countries, i.e., those that are identified as in the initial stages of their industrial cycles.

The Fund invests primarily in equity securities of issuers that are considered by the Fund's portfolio managers to have strong earnings growth.

The portfolio managers employ a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis, portfolio construction and risk management techniques. The strategy primarily focuses on identifying issuers that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose prices do not fully reflect these attributes. Investments for the portfolio are selected bottom-up on a security-by-security basis. The focus is on the strengths of individual issuers, rather than sector or country trends.

Fund's portfolio managers may consider selling a security for several reasons, including when (1) its fundamentals deteriorate or it posts disappointing earnings; (2) its security price appears to be overvalued; or (3) a more attractive investment opportunity is identified.


INVESTMENT ADVISER
Invesco Advisers, Inc.

Appendix A

INVESCO GLOBAL SMALL & MID CAP GROWTH FUND


INVESTMENT OBJECTIVE
Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES
The Fund invests, under normal circumstances, at least 80% of net assets (plus any borrowings for investment purposes) in securities of small- and/or mid-capitalization issuers. The Fund invests primarily in equity securities.

In complying with this 80% investment requirement, the Fund may include synthetic instruments that have economic characteristics similar to the Fund's direct investments that are counted toward the 80% investment requirement.

The Fund considers an issuer to be a small-capitalization issuer if it has a market capitalization, at the time of purchase, no larger than the largest capitalized issuer included in the Russell 2000(Reg. TM) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000(Reg. TM) Index measures the performance of the 2,000 smallest issuers in the Russell 3000(Reg. TM) Index, which measures the performance of the 3,000 largest U.S. issuers. The Russell 2000(Reg. TM) Index is widely regarded as representative of small capitalization issuers.

The Fund considers an issuer to be a mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized issuers included in the Russell(Reg. TM) Midcap Index during the most recent 11-month period (based on the month-end data) plus the most recent data during the current month. The Russell(Reg. TM) Midcap Index measures the performance of the 800 smallest issuers in the Russell 1000(Reg.
TM) Index. The Russell 1000(Reg. TM) Index measures the performance of the 1,000 largest issuers domiciled in the United States. The issuers in the Russell(Reg. TM) Midcap Index represent approximately 25% of the total market capitalization of the Russell 1000(Reg. TM) Index.

The Fund invests, under normal circumstances, in issuers located in at least three countries, including the U.S.

The Fund will, under normal circumstances, maintain at least 20% of its total assets in U.S. dollar-denominated securities. The Fund emphasizes investment in issuers in developed countries such as the United States, the countries of Western Europe and certain countries in the Pacific Basin. As of October 31, 2010, the principal countries in which the Fund invested were the United States, the United Kingdom, Canada, the Philippines and Brazil. The Fund may also invest up to 35% of its total assets in issuers located in developing countries, i.e., those that are identified as in the initial stages of their industrial cycles.

The Fund invests primarily in equity securities of domestic and foreign issuers that are considered by the Fund's portfolio managers to have strong earnings growth.

The portfolio managers employ a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis, portfolio construction and risk management techniques. The strategy primarily focuses on identifying issuers that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose prices do not fully reflect these attributes. Investments for the portfolio are selected bottom-up on a security-by-security basis. The focus is on the strengths of individual issuers, rather than sector or country trends.

The Fund's portfolio managers may consider selling a security for several reasons, including when (1) its fundamentals deteriorate or it posts disappointing earnings, (2) its security price appears to be overvalued, or (3) a more attractive investment opportunity is identified.


INVESTMENT ADVISER
Invesco Advisers, Inc.

Appendix A

INVESCO GLOBAL REAL ESTATE FUND


INVESTMENT OBJECTIVE
High total return through growth of capital and current income.


PRINCIPAL INVESTMENT STRATEGIES
The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in securities of real estate and real estate-related issuers. The Fund invests primarily in equity securities but may also invest in debt securities including U.S. Treasury and agency bonds and notes.

In complying with the 80% investment requirement, the Fund may also invest in the following other investments that have economic characteristics similar to the Fund's direct investments: derivatives, exchange-traded funds (ETFs) and American Depositary Receipts. These derivatives and other instruments may have the effect of leveraging the Fund's portfolio.

The Fund considers an issuer to be a real estate or real estate-related issuer if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include (i) REITs or other real estate operating companies that (a) own property, (b) make or invest in short term construction and development mortgage loans, or (c) invest in long-term mortgages or mortgage pools, and (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The Fund may invest in equity and debt securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The Fund limits its investments in debt securities unrelated to the real estate industry to those that are investment-grade or deemed by the Fund's portfolio managers to be of comparable quality.

The Fund may invest in non-investment grade debt securities (commonly known as "junk bonds") of real estate and real estate-related issuers.

The Fund may engage in short sales of securities. A short sale occurs when the fund sells a security, but does not deliver a security it owns when the sale settles. Instead, it borrows that security for delivery when the sale settles. The Fund may engage in short sales with respect to securities it owns (short sales against the box) or securities it does not own. Generally, the Fund will sell a security short to (1) take advantage of an expected decline in the security price in anticipation of purchasing the same security at a later date at a lower price, or (2) to protect a profit in a security that it owns (short sales against the box). The Fund will not sell a security short, if as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the Fund's net assets.

The portfolio managers use a fundamentals-driven investment process, including an evaluation of factors such as real property market cycle analysis, real property evaluation and management and structure review to identify securities with characteristics including (i) quality underlying properties, (ii) solid management teams with the ability to effectively manage capital structure decisions, and (iii) attractive valuations relative to peer investment alternatives. The portfolio managers and investment team focus on equity REITs and real estate operating issuers. Some of the fundamental factors that are evaluated in screening potential investments for the Fund include: forecasted occupancy and rental rates of the various property markets in which a firm may operate, property locations, physical attributes and cash flow generating capacity of an issuer's properties and calculating relative return potential, asset quality, management depth and skill, insider ownership, overall debt levels, percentage of variable rate financing and fixed charge coverage ratios. The issuers that are believed to have the most attractive fundamental attributes are then screened according to pricing factors that allow the management team to assess security valuations relative to one another and relative to the investment teams' assessment of underlying asset value. The portfolio managers also consider the relative liquidity of

Appendix A

each security in the construction of the Fund. The portfolio managers seek to construct a portfolio with risk characteristics similar to the FTSE EPRA/NAREIT Developed Real Estate Index (the benchmark index). The Fund seeks to limit risk through various controls such as diversifying the portfolio property types and geographic areas as well as by limiting the size of any one holding. Various factors may lead to overweighting or underweighting of particular property types and/or geographic areas from time to time.

The portfolio managers will consider selling a security if they conclude (1) its relative valuation falls below desired levels, (2) its risk/return profile change significantly, (3) its fundamentals change, or (4) a more attractive investment opportunity is identified.


INVESTMENT ADVISER
Invesco Advisers, Inc. (adviser), Invesco Asset Management Limited Investment (sub-adviser)

Appendix A

INVESCO SMALL COMPANIES FUND


INVESTMENT OBJECTIVE
Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES
The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in securities of small-capitalization issuers. The Fund invests primarily in equity securities.

In complying with the 80% investment requirement, the Fund may include synthetic instruments that have economic characteristics similar to the Fund's direct investments that are counted toward the 80% investment requirement.

The Fund may invest up to 10% of its net assets in fixed-income securities such as investment-grade debt securities, longer-term U.S. Government securities and high-quality money market investments. The Fund may invest up to 25% of its net assets in foreign securities.

In selecting securities, the portfolio managers seek to identify issuers that are both attractively priced relative to their prospective earnings and cash flow, and have strong long-term growth prospects. In evaluating issuers, the portfolio managers emphasize several factors such as the quality of the issuer's management team, their commitment to securing a competitive advantage, and the issuer's sustainable growth potential.

The portfolio managers typically consider whether to sell a security in any of four circumstances: 1) a more attractive investment opportunity is identified,
2) the full value of the investment is deemed to have been realized, 3) there has been a fundamental negative change in management strategy of the issuer, or
4) there has been a fundamental negative change in competitive environment.


INVESTMENT ADVISER
Invesco Advisers, Inc. (adviser); Invesco Trimark Ltd. (sub-adviser)

Appendix A

BLACKROCK CAPITAL APPRECIATION FUND, INC.


INVESTMENT OBJECTIVE
Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES
The Fund tries to achieve its investment objective by investing primarily in a diversified portfolio consisting of common stock of U.S. companies that Fund management believes have shown above-average growth rates in earnings over the long-term. In other words, Fund management tries to choose investments that will increase in value over the long term. To a lesser extent the Fund may also invest in securities convertible into common stock and rights to subscribe to common stock of these companies. The Fund emphasizes investments in companies with medium to large market capitalization (currently, approximately $2 billion or more).

The Fund will generally invest at least 65% of its total assets in common stock, convertible preferred stock, securities convertible into common stock, and rights to subscribe to common stock. Of these securities the Fund will generally invest in common stock.

Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible's value usually reflects both the stream of current income payments and the market value of the underlying common stock. The Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer's existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.


INVESTMENT ADVISER
BlackRock Advisors, LLC (adviser); BlackRock Investment Management, LLC (sub-adviser)

Appendix A

BLACKROCK INTERNATIONAL INDEX FUND


INVESTMENT OBJECTIVE
The investment objective of BlackRock International Index Fund ("International Index Fund" or the "Fund"), a series of BlackRock Index Funds, Inc., is to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) (the "MSCI EAFE Index") in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.


PRINCIPAL INVESTMENT STRATEGIES
International Index Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE Index. The Fund will be substantially invested in securities in the MSCI EAFE Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI EAFE Index (or portions thereof). The Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index.

International Index Fund invests in a statistically selected sample of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index. Equity securities include common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. The Fund will, under normal circumstances, invest in all of the countries represented in the MSCI EAFE Index. The Fund may not, however, invest in all of the companies within a country represented in the MSCI EAFE Index, or in the same weightings as in the MSCI EAFE Index.

The Fund is a "feeder" fund that invests all of its assets in Master International Index Series of Quantitative Master Series LLC, which has the same investment objective and strategies as the Fund. All investments are made at the Master International Index Series level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of Master International Index Series.


INVESTMENT ADVISER
BlackRock Advisors, LLC. (adviser); BlackRock Investment Management, LLC. (subadviser)

Appendix A

BLACKROCK VALUE OPPORTUNITIES FUND, INC.


INVESTMENT OBJECTIVE
The investment objective of the BlackRock Value Opportunities Fund, Inc. (the "Fund") is to seek long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the Fund believes have special investment value and emerging growth companies regardless of size.

The Fund is a "feeder" fund that invests all of its assets in a "master" portfolio, Master Value Opportunities LLC (the "Master LLC"), that has the same investment objective and strategies as the Fund. All investments will be made at the Master LLC level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Master LLC. Where applicable, the "Fund" refers also to the Master LLC.


PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in common stock of small companies and emerging growth companies that Fund management believes have special investment value. This means that the Fund seeks to invest in companies that Fund management believes to be undervalued. A company's stock is undervalued when the stock's current price is less than what the Fund believes a share of the company is worth. A company's worth can be assessed by several factors, such as financial resources, value of tangible assets, sales and earnings growth, rate of return on capital, product development, quality of management, and overall business prospects. A company's stock may become undervalued when most investors fail to perceive the company's strengths in one or more of these areas. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which Fund management believes the company will recover.

For these purposes, small companies are defined as companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000 or the S&P SmallCap 600 at the time of the Fund's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered small market capitalization companies. As of March 31, 2010, the Russell 2000 included companies with capitalizations up to $5.52 billion and the S&P SmallCap 600 included companies with capitalizations up to $2.74 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index. Emerging growth companies are defined as companies of any market capitalization without a long or consistent history of earnings but that Fund management believes have the potential for earnings growth over an extended period of time.

Equity securities in which the Fund may invest include common stock, preferred stock, and securities convertible into common stock. The Fund may invest in derivative instruments, such as options and futures, the values of which are based on a common stock or group of common stocks and index securities that are based on a group of common stocks.

The Fund will invest primarily in U.S. companies that do most of their business in the United States, but may invest a portion of its assets in foreign companies.


INVESTMENT ADVISER
BlackRock Advisors, LLC. (adviser); BlackRock Investment Management, LLC. (subadviser)

Appendix A

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(Reg. TM)


INVESTMENT OBJECTIVE
The Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
The Fund mainly invests in common stocks of "small-cap" and "mid-cap" companies. A company's "market capitalization" is the value of its outstanding common stock. Under normal market conditions, the Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in securities of companies having a market capitalization in the range of the Russell 2500TM Index (currently approximately $25 million to $6 billion dollars). That capitalization range is subject to change due to market activity or changes in the composition of the index. The Fund measures a company's capitalization at the time the Fund buys a security and is not required to sell a security if the company's capitalization moves outside of the Fund's capitalization definition.

The portfolio managers use both fundamental research and quantitative models to identify investment opportunities. While the process may change over time or vary in particular cases, in general the selection process currently:
oaims to maintain broad diversification across all major economic sectors; ouses quantitative models, including sector-specific factors, to rank securities within each economic sector;
ouses a fundamental approach to analyze issuers based on factors such as a company's financial performance, competitive strength, industry position, business practices and management; and
oconsiders market trends, current industry outlooks and general economic conditions.

In constructing the portfolio, the Fund seeks to limit exposure to so-called "top-down" or "macro" risks, such as overall stock market movements, economic cycles, and interest rate or currency fluctuations. Instead, the portfolio managers seek to add value by selecting individual securities with superior company-specific fundamental attributes or relative valuations that they expect to outperform their industry and sector peers. This is commonly referred to as a "bottom-up" approach to portfolio construction.

The portfolio managers consider stock rankings, benchmark weightings and capitalization outlooks in determining security weightings for individual issuers. Although the Fund mainly invests in U.S. companies, it can invest in securities issued by companies or governments in any country. The Fund primarily invests in common stock but may also invest in other types of securities, such as units of master limited partnerships or other securities that are consistent with its investment objective.

The portfolio managers might sell a security if the price is approaching their price target, if the company's competitive position has deteriorated or the company's management has performed poorly, or if they have identified more attractive investment prospects.


INVESTMENT ADVISER
OppenheimerFunds, Inc.

Appendix A

OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND


INVESTMENT OBJECTIVE
The Fund seeks total return.


PRINCIPAL INVESTMENT STRATEGIES
The Fund mainly invests in a combination of commodity-linked derivatives, corporate and governmental fixed-income securities and certain other types of derivative investments.
oCOMMODITY-LINKED DERIVATIVES. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. A commodity-linked derivative is a derivative instrument whose value is linked to the price movement of a commodity, commodity index, or commodity option or futures contract. Commodity-linked derivatives may include commodity-linked notes, swaps, futures and options. The value of some commodity-linked derivatives may be based on a multiple of those price movements.Physical commodities are assets that have tangible properties. The Fund's commodity-linked investments provide exposure to the investment returns of commodities markets without investing directly in physical commodities. The commodity-linked instruments that the Fund invests in may be linked to the price movements of: a physical commodity such as heating oil, livestock, or agricultural products; a commodity option or futures contract; a commodity index such as the S&P GSCI(Reg. TM) ("S&P GSCI," formerly the "Goldman Sachs Commodity Index"); or some other readily measurable variable that reflects changes in the value of particular commodities or commodities markets. The Fund does not intend to invest more than 10% of its total assets, determined at the time of investment, in commodity-linked notes that mature in more than 19 months.
oFIXED-INCOME SECURITIES. The fixed-income securities the Fund may invest in may be of any maturity and include U.S. Government securities, repurchase agreements, money market securities and affiliated money market funds. The Fund may buy debt securities for liquidity purposes, for collateral management or to seek income.
oOTHER DERIVATIVE INVESTMENTS. The Fund may also invest in other derivative instruments such as forwards, options, futures and swaps relating to debt securities, interest rates or currencies. It may do so to seek to increase its investment returns or to hedge against declines in the value of the Fund's other investments.

The Fund can purchase investment-grade and below investment-grade securities (also referred to as "junk bonds"). The Fund can invest up to 10% of its assets in lower-grade securities. The Fund may invest in U.S. or foreign securities, including derivative instruments that trade on U.S. or foreign exchanges or in the "over-the-counter" ("OTC") market.

The Fund can also invest up to 25% of its total assets in its wholly-owned and controlled subsidiary (the "Subsidiary"). The Subsidiary primarily invests in commodity-linked derivatives (including commodity futures, options and swap contracts) and fixed income securities and other investments that serve as collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures as the Fund.

In selecting investments for the Fund's portfolio, the portfolio managers generally allocate the Fund's commodity-linked investments among a variety of different commodity sectors, based on the weightings of the components of the Fund's benchmark index, the S&P GSCI. The Fund is not an "index" fund, however, and its investment allocations and performance will usually differ from the weightings and performance of the S&P GSCI. The portfolio managers currently focus on the following inter-related components, which may vary in particular cases and may change over time:
oCOMMODITIES SELECTION. The portfolio managers use a model-driven approach and their own analysis and judgment to try to identify differences in quality between two commodities or contracts with the intent of

Appendix A

 exploiting temporary market inefficiencies. The Fund's proprietary models also incorporate fundamental and technical factors intended to identify extreme market pricing imbalances for individual commodities or sectors and catalysts that may potentially eliminate the particular imbalances.
oFORM OF INVESTMENT. The portfolio managers also consider which instrument or form of investment is best suited to provide the desired commodities exposure. If the portfolio managers determine that a commodity-linked note is appropriate, the Fund would generally invest directly in the commodity-linked note. If the portfolio managers decide that a commodity futures contract, swap, or option on a futures contract is appropriate, the Fund might enter into the futures or swap contract or purchase the option directly or it might invest in that instrument indirectly through its Subsidiary.
oCOLLATERAL MANAGEMENT. The portfolio managers use a team approach to construct a portfolio of fixed-income securities that includes U.S. Government securities, repurchase agreements, money market securities and affiliated money market funds to provide collateral, liquidity and income.
oPERFORMANCE AND PORTFOLIO RISK MONITORING. The portfolio managers monitor the performance and risks of the Fund's investments on an ongoing basis.

The Fund's investment in the Subsidiary will vary based on the portfolio managers' use of different types of commodity-linked derivatives. If the Fund increases its use of commodity linked notes, that would typically result in a lower level of investment in the Subsidiary. If the Fund increases its use of commodity futures, swaps, or options on futures, that would typically result in a higher level of investment in the Subsidiary.

INDUSTRY CONCENTRATION. The Fund will maintain exposure of 25% or more of its total assets in securities and derivatives linked to the energy and natural resources, agriculture, livestock, industrial metals, and precious metals sectors as a group. However, the Fund will not concentrate more than 25% of its total assets in issuers in any one industry. At times the Fund may emphasize investments in some industries more than others. The individual components of an index will be considered as separate industries for this purpose.


INVESTMENT ADVISER
OppenheimerFunds, Inc. (adviser); Oppenheimer Real Asset Management, Inc. (sub-adviser)

Pioneer Variable Contracts Trust
PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO
CLASS II SHARES
YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio's statement of additional information and shareowner reports, and to make other inquiries. The portfolio's statement of additional information and shareowner reports are available, free of charge, on the Pioneer website at www.pioneerinvestments.com.


SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareowners, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

(Investment Company Act file no. 811-08786)




























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PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109                                                   19091-06-0711
                                 (Copyright)2011 Pioneer Funds Distributor, Inc.
WWW.PIONEERINVESTMENTS.COM                                           Member SIPC
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